UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2011

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Pine Street, New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.2
EX-99.3
EX-99.4

Item 8.01. Other Events.
Validus Consent Solicitation — New Record Date Request
As previously disclosed, on November 2, 2011, Validus Holdings, Ltd. (“Validus”) sent a letter to the board of directors (the “Board”) of Transatlantic Holdings, Inc. (“Transatlantic”) requesting that the Board fix a record date in connection with Validus’ proposed solicitation of written consents from Transatlantic stockholders to, among other things, (i) effect certain amendments to the Amended and Restated By-laws of Transatlantic (the “By-Laws”), including an amendment that would allow Transatlantic stockholders to fix the size of the Transatlantic Board, (ii) remove, without cause, all members of the Transatlantic Board and (iii) elect Raymond C. Groth, Paul G. Haggis and Thomas C. Wajnert (each a “Nominee” and collectively, the “Nominees”) to the Transatlantic Board to serve as directors of Transatlantic until the next annual meeting of Transatlantic stockholders (collectively, the “Original Proposals”).
As previously disclosed, on November 18, 2011, Transatlantic filed a complaint against Validus and TV Merger Sub, LLC (the “Defendants”) in the Delaware Court of Chancery asking that the Court: (a) declare two of the Original Proposals seeking to amend the Transatlantic By-laws invalid and void under Delaware law; (b) declare that the Defendants, if they elect to move forward with their consent solicitation, must request a new record date and otherwise comply with Section 6.4(b) of Transatlantic’s By-laws; (c) enjoin the Defendants from moving forward with their consent solicitation unless and until such time as these proposals are removed from their consent solicitation materials, a new notice containing all information required by the Transatlantic By-laws is submitted to Transatlantic, a new record date is requested in such notice and a new consent solicitation is mailed to Transatlantic stockholders as of the newly established record date; and (d) grant such other and further relief as the Court may deem just and proper.
On the evening of November 18, 2011, a Validus representative electronically delivered to Transatlantic representatives a request for a new record date in connection with Validus’ proposed solicitation of written consents from Transatlantic stockholders. The request was accompanied by a new set of proposals, which exclude the two Original Proposals that Transatlantic challenged in its complaint. The new Proposals seek, among other things, to remove five of Transatlantic’s seven directors, and elect the three Validus Nominees. Transatlantic will respond to Validus’ request for a new record date in due course.
Amendment No. 20, dated November 21, 2011, to the Solicitation/Recommendation Statement on Schedule 14D-9 related to the Validus exchange offer is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Merger Agreement with Alleghany Corporation
On November 21, 2011, Transatlantic issued a joint press release with Alleghany Corporation (“Alleghany”) announcing the execution of an Agreement and Plan of Merger, dated as of November 20, 2011. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Additionally, on November 21, 2011, Transatlantic disseminated an investor presentation and certain communications to its employees and trading partners discussing the proposed transaction. Copies of such communications are attached as Exhibit 99.3 and Exhibit 99.4 and are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements
In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany management and Transatlantic management, involve uncertainties that could significantly affect the financial results of Alleghany or Transatlantic or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving Alleghany and Transatlantic, including future financial and operating results, the combined company’s plans, objectives, ratings, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, increasing capital and investments, achieving diversification and returns with minimal integration risk, maintaining financial ratings, integrating our companies, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be effected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, credit rating agencies, customers and competitors; the ability to retain key personnel; the ability to achieve targets for investment returns, revenues, and book value per share; risks that the unsolicited exchange offer and consent solicitation commenced by Validus Holdings, Ltd. disrupt current plans and operation; changes in financial markets, interest rates and foreign currency exchange rates; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party’s loss reserves; the cyclical nature of the property and casualty insurance industry; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Alleghany and Transatlantic from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained herein.
Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, Alleghany intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. Transatlantic and Alleghany also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.
Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
Additional Information about the Validus Exchange Offer
This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus Holdings, Ltd. (“Validus”), Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus exchange offer. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.
Additional Information about the Validus Consent Solicitation
On November 3, 2011, Validus filed an amended preliminary consent solicitation statement with the SEC relating to Validus’s proposals to, among other things, remove all of Transatlantic’s directors and nominate three new directors to the Transatlantic Board. Transatlantic has filed with the SEC a preliminary consent revocation statement on Schedule 14A (the “Preliminary Revocation Statement”) in connection with Validus’s solicitation of written consents. Investors and security holders are urged to read the Preliminary Revocation Statement and Transatlantic’s definitive consent revocation statement, when it is available, because they contain important information. Investors can get the Preliminary Revocation Statement, the definitive revocation statement, when it is available, and any other relevant documents for free at the SEC’s website (www.sec.gov). You may also obtain these documents for free by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. Transatlantic, Alleghany and their respective directors and executive officers may be deemed to be participants in a solicitation of Transatlantic’s stockholders in connection with the Validus consent solicitation. Information about Transatlantic’s directors and executive officers, and a description of their direct or indirect interests, by security holdings or otherwise, is available in Transatlantic’s Preliminary Revocation Statement, which was filed with the SEC on September 20, 2011. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Amendment 20 to Solicitation/Recommendation Statement (incorporated by reference from Transatlantic Holdings, Inc.’s Schedule 14D-9/A dated November 21, 2011).

99.2	Press release dated as of November 21, 2011.

99.3	Investor presentation slides.

99.4	Memo to Transatlantic employees dated November 21, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President and General Counsel

Date: November 21, 2011

Exhibit Index

Exhibit No.	Description
99.1	Amendment 20 to Solicitation/Recommendation Statement (incorporated by reference from Transatlantic Holdings, Inc.’s Schedule 14D-9/A dated November 21, 2011).

99.2	Press release dated as of November 21, 2011.

99.3	Investor presentation slides.

99.4	Memo to Transatlantic employees dated November 21, 2011.